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                                                                 Exhibit 10(b)


                        [Arthur Andersen LLP Letterhead]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement (Registration Statement File No. 811-1733) for CML Variable Annuity Account A of Connecticut Mutual Life Insurance Company.

                                       /s/ Arthur Andersen LLP

Hartford, Connecticut
February 29, 1996